                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into Simon Property Group, L.P.'s (formerly Simon DeBartolo Group, L.P.) previously filed Registration Statement File No. 333-33545.



                                                 ARTHUR ANDERSEN LLP


Indianapolis, Indiana,
March 27, 2000.

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